UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01     Entry into a Material Definitive Agreement.

On June 13, 2022, Compass Minerals International, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the credit agreement dated as of April 20, 2016 (as amended and restated as of November 26, 2019, and as further amended by the Amendment No. 1 dated June 29, 2021, the “Credit Agreement”) among the Company, Compass Minerals Canada Corp., Compass Minerals UK Limited, the other loan parties party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

The Amendment gives effect to certain amendments to the Credit Agreement, including (a) amending the definition of “Consolidated Adjusted EBITDA” and adding certain other new defined terms to Section 1.01 of the Credit Agreement, (b) amending the calculation of Consolidated Total Net Leverage Ratio, and (c) committing each borrower to certain covenants during the Amendment Period (as defined in the Amendment), including (i) not incurring certain debt and (ii) not making or allowing Restricted Subsidiaries (as defined in the Credit Agreement) to make certain payments.

The Company has paid certain fees and issued certain reimbursements in connection with the Amendment, including a consent fee to the administrative agent in an amount equal to 0.075% of each lender’s respective term loans and revolving commitments under the Credit Agreement, in each case immediately prior to the Amendment Effective Date (as defined in the Amendment).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 and which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
10.1
Amendment No. 2, dated June 13, 2022, to the Amended and Restated Credit Agreement, dated November 26, 2019, among Compass Minerals International, Inc., Compass Minerals Canada Corp., Compass Minerals UK Limited, JPMorgan Chase Bank, N.A., as administrative agent, the other loan parties party thereto and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: June 13, 2022	By:	/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer